Bridgeway Funds, Inc.

Omni Tax-Managed Small-Cap Value Fund (BOSVX)

(Formerly, Omni Small-Cap Value Fund)

(the “Fund”)

Supplement dated January 18, 2011 to the Prospectus

and Statement of Additional Information (“SAI”) dated December 31, 2010

The Fund’s Board of Directors has approved, effective as of January 18, 2011, the name change of the Omni Small-Cap Value Fund to the Omni Tax-Managed Small-Cap Value Fund and the related revisions to the Fund’s investment strategies and risks. Accordingly, the Fund’s Prospectus and SAI are hereby amended as follows:

1.	All references to the “Omni Small-Cap Value Fund” are replaced with “Omni Tax-Managed Small-Cap Value Fund.”

2.	The following paragraph is inserted after the first paragraph under the heading “Principal Investment Strategies” on page 3 of the Prospectus:

The Adviser’s tax management strategies seek to minimize the distribution of capital gains, within the constraints of the investment objective and small company focus, by offsetting capital gains with capital losses, minimizing short-term capital gains, and reducing the receipt of dividends when possible.

3.	The following paragraph is inserted before the last paragraph under the heading “Principal Risks” on page 4 of the Prospectus:

Tax management strategies carry the risk of altering investment decisions and affecting portfolio holdings and may result in lower returns, as compared to funds that are not tax managed.

4.	The following paragraph is inserted after the first paragraph under the heading “Principal Investment Strategies” on page 5 of the Prospectus:

The Adviser’s tax management strategies seek to minimize the distribution of capital gains, within the constraints of the investment objective and small company focus, by offsetting capital gains with capital losses, minimizing short-term capital gains, and reducing the receipt of dividends when possible.

5.	The following paragraph is inserted after the “Value Risk” paragraph under the heading “Principal Risks” on page 7 of the Prospectus:

Tax Management Strategy Risk: The tax management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax managed mutual funds. The Adviser anticipates that performance of the tax-managed strategy may deviate from that of a similar fund that is not tax managed. There is no guarantee that the tax management strategies will achieve better after-tax results compared to a fund that is not tax managed.

This information supplements the Prospectus and SAI of the Fund dated December 31, 2010.

Please retain this supplement for future reference.